SECOND QUARTER 2012 EARNINGS CALL PRESENTATION July 31, 2012 Exhibit 99.1

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Adjusted EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-
looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties.
These statements are not guarantees of future performance.  Actual results may differ materially from those contemplated by forward-looking statements. National Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 13, 2012, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-
looking statements made during this presentation speak only as of today's date.  NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Related to Non-GAAP Financial Information
The Company analyzes its performance using historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, and percentages or calculations using these measures.
The Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-
tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense;
interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles;
depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of certain RSUs; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts. Adjusted EBITDA should not be viewed as a substitute for net income. A reconciliation of these non-GAAP financial measures to their GAAP counterparts for the periods presented herein is provided in the Company’s quarterly financial supplement for the period ended June 30, 2012, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

Reconciliation: Net Income to Cash Earnings
(1) Cash earnings is a non-GAAP financial measure, which the Company defines as net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items.
(2) The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
RECONCILIATION OF NET INCOME TO CASH EARNINGS
(Unaudited-in thousands, except per share amounts)
Three Months Ended
June 30,
2012 2011
GAAP net income 4,866 $             9,490 $
Amortization of intangibles 8,214                 7,897
Depreciation 3,113                 3,037
Impairment of goodwill and intangible assets 9,559                 920
Tax benefit of impairment of goodwill and
intangible assets (3,632)               (364)
Non-cash interest, net of tax 724                     637
Change in estimated acquisition earn-out payables, net of tax 1,692                 -
Management contract buyout, net of tax 2,593                 -
Cash earnings (1) 27,129 $           21,617 $
GAAP net income per share - diluted 0.12 $                0.21 $
Amortization of intangibles 0.20                   0.17
Depreciation 0.08                   0.07
Impairment of goodwill and intangible assets 0.23                   0.02
Tax benefit of impairment of goodwill and
intangible assets (0.09)                  (0.01)
Non-cash interest, net of tax 0.02                   0.01
Change in estimated acquisition earn-out payables, net of tax 0.04                   -
Management contract buyout, net of tax 0.06                   -
Cash earnings per share - diluted (2) 0.66 $                0.48 $

Reconciliation: Net Income to
Adjusted EBITDA
(1) Adjusted EBITDA is a non-GAAP financial measure, which the Company defines as net income excluding income tax expense; interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles; depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of certain RSUs; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts.
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense; interest income; interest expense; gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.
Corporate Individual Advisor
(in thousands) Client Group Client Group Services Group Consolidated
For the three months ended June 30, 2012
GAAP net income 4,866 $
Income tax expense 2,213
Interest income (640)
Interest expense 4,146
Other, net (1,072)
Income from operations 4,892 $          2,337 $          2,284 $                9,513 $
Amortization of intangibles 5,878 2,336 - 8,214
Depreciation 1,408 1,007 698 3,113
Impairment of goodwill and intangible assets 3,254 6,305 - 9,559
(Gain) loss on sale of businesses, net - (4,047) - (4,047)
Change in estimated acquisition earn-out payables 2,437 - - 2,437
Management contract buyout 4,182 - - 4,182
Adjusted EBITDA
(1)
22,051 $       7,938 $          2,982 $                32,971 $
For the three months ended June 30, 2011
GAAP net income 9,490 $
Income tax expense 6,997
Interest income (926)
Interest expense 3,974
Other, net (1,328)
Income from operations 10,017 $       5,442 $          2,748 $                18,207 $
Amortization of intangibles 5,129 2,768 - 7,897
Depreciation 1,615 1,126 296 3,037
Impairment of goodwill and intangible assets - 920 - 920
(Gain) loss on sale of businesses, net (47) 60 - 13
Change in estimated acquisition earn-out payables - - - -
Management contract buyout - - - -
Adjusted EBITDA
(1)
16,714 $       10,316 $       3,044 $                30,074 $

JESSICA BIBLIOWICZ

2Q12 Highlights
Revenue $255.4 million
Revenue growth +6.7%
Organic revenue growth +4.1%
– Corporate Client Group +7.2%
– Individual Client Group +1.5%
– Advisor Services Group (1.9)%
Growth from Corporate Client Group
Organic revenue
Acquisitions
Adjusted EBITDA grew 9.6%
Adjusted EBITDA margin expansion

Recurring Revenue
Quarter-over-Quarter
Recurring Revenue
1
Year-over-Year
Recurring Revenue
1
Recurring revenue includes revenue from corporate and executive benefits, property & casualty, wealth management and asset-based fees and trails.
2
Previously reported as 57.0%  for FY10; updated due to re-categorization of certain asset-based fees and trails.
2
61.8%
65.6%
2Q11 2Q12
58.0%
62.4%
FY 10 FY 11

Mid-Year Capital Allocation Update
Stock buyback
2Q12: Started in May 2012, repurchased 463,210 shares at average price of $13.13 for $6.1 million; $43.9 million remaining on authorization as of June 30, 2012
YTD through June 30, 2012: repurchased approximately $14 million
(includes shares repurchased under 2011 authorization)
Strategic acquisitions
2Q12: $10.1 million
YTD through July 31, 2012:  $65.5 million, including management contract buyouts
Reinvestment in existing businesses

100 LARGEST BROKERS OF U.S. BUSINESS*

Business Insurance

2012 rank		Company	2012 U.S. revenue	% change
8	NEW	National Financial Partners Corp.	$692,986,754	(2.2%)

BEST'S REVIEW

The Leaders Issue

Top Global—Insurance Brokers

Top 20 Global Brokers
Ranked by 2011 Total Revenues

Ranking	Broker	Total Revenues 2011
1.	Marsh & McLennan Cos.	$11.526 billion
2.	Aon PLC	11.287 billion
3.	Willis Group Holdings Ltd.	3.447 billion
4.	Arthur J. Gallagher & Co.	2.135 billion
5.	Wells Fargo Insurance Services*	1.860 billion
6.	Jardine Lloyd Thompson Group PLC	1.261 billion
7.	BB&T Insurance Services Inc.	1.196 billion
9.	National Financial Partners Corp.	1.013 billion
11.	Hub International Ltd.	878,514 million
12.	Meadowbrook Insurance Group Inc.	837,221 million
13.	USI Holdings Corp.	859,561 million
14.	Insphere Insurance Solutions	835,100 million
15.	AmWins Group Inc.**	431,000 million
16.	Alliant Insurance Services Inc.	402,000 million
17.	Cooper Gay Swett & Crawford	344,000 million
18.	Chinsure Inc.	795,888 million
19.	The Leavitt Group	192,541 million
20.	Confie Seguros Holding Co.	100,000 million

NFP Industry Recognition
# 8
100 Largest Brokers of U.S.
Business
Business Insurance
# 9
Top Global Insurance
Brokers
Best’s Review
The NFP logo is a trademark of National Financial Partners Corp. All other trademarks or service marks used herein are the property of their respective owners.

DOUG HAMMOND

Business Segments
Advisor Services Group
Individual Client Group
Corporate Client Group
($ in millions)
2Q12 organic revenue growth +4.1%
Corporate Client Group +7.2%
Individual Client Group +1.5%
Advisor Services Group (1.9)%
1 The sum of the components may not agree to total due to rounding.
2Q12 Revenue $255.4 million
$112.6
44.1%
$80.9
31.6%
$62.0
24.3%

1

Business Segment
2Q12 Overview & Components of Revenue
Corporate Client Group
27.3%
52.1%
Steady and recurring business
Diversification of products and services
Health & Welfare
Retirement
Ancillary & Voluntary Benefits
NFP Executive Benefits
NFP P&C
Strategic acquisitions
Management contract buyouts
P&C focus
2Q12 organic revenue growth +7.2%
FY 2012 expectations for CCG
Approximately 4% organic revenue growth
Adjusted EBITDA margins
% of CCG
Revenue
82.0%
9.0%
9.0%
44.1%
Corporate Benefits
Executive Benefits
Property & Casualty
• Expect relatively flat organic revenue growth in 3Q12
• Approximately 19%-20% in 2H12

Business Segment
2Q12 Overview & Components of Revenue
27.3%
52.1%
Individual Client Group
% of ICG
Revenue
19.6%
29.9%
50.5%
Life insurance
Challenges and uncertainty remain in
the market
Wealth management
Solid performance continues
31.6%
Marketing Organization & Wholesale Life
Brokerage
Retail Life
Wealth Management

Business Segment
2Q12 Overview & Components of Revenue
27.3%
52.1%
% of ASG
Revenue
63.1%
36.9%
24.3%
Business drivers
New assets
Advisor recruitment
Asset-based fees
AUM $10.2 billion, up 1.7% YOY
Fusion acquisition in July 2012
Expect 2013 Adjusted EBITDA margin to expand
75-100 basis points from transaction
2Q12 organic revenue declined (1.9)%
Positive impact from asset based business
More than offset by market volatility impact on
transaction business
FY 2012 expectations for ASG (depending on
performance of financial markets)
Flat organic revenue growth
Adjusted EBITDA margins approximately 5%
Asset Based Fees & Trails
Commissions & Non-Recurring Fees
Advisor Services Group

DONNA BLANK

Advisor Services Group
Individual Client Group
Corporate Client Group

2Q12 Consolidated Financial Highlights
1
$239.4
$255.4
($ in millions)
Adjusted EBITDA Margin
2Q11 2Q12
Corporate Client Group 17.7% 19.6%
Individual Client Group 12.6% 9.8%
Advisor Services Group 4.8% 4.8%
Consolidated 12.6% 12.9%
62% 66%
Recurring
Revenue
1 The sum of the components may not agree to total due to rounding.
$30.1
$33.0
32%
-23%
-2%
Change %
10%
19%
-1%
-2%
Change %
7%
$94.3
$112.6
$81.9
$80.9
$63.2
$62.0
$16.7
$22.1
$10.3
$7.9
$3.0
$3.0
2Q11 2Q12
2Q11 2Q12
YOY revenue growth of 6.7%, Adjusted EBITDA growth of 9.6% and margin expansion primarily driven by CCG
Revenue
Adjusted EBITDA & Margin

(Compensation Expense, Employees )+(Fees to Principals)
Revenue
Total Compensation
Ratio
=
Total Compensation Ratio by Segment
49.7%
47.8%
48.6%
52.5%
50.2%
50.0%
49.2%
49.0%
51.2%
51.9%
46.0%
48.0%
50.0%
52.0%
54.0%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12
54.0%
52.3%
51.7%
48.9%
50.7%
50.7%
52.4%
52.3%
52.2%
49.8%
46.0%
48.0%
50.0%
52.0%
54.0%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12
Qtrly
YTD
Corporate Client Group
Individual Client Group

NFP™ Benefits Insurance Wealth Management

1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

Operating Cash Flow
Quarterly Operating Cash Flow
($ in millions)
5
37
34
43
(6)
40
46
36
(15)
19
Increases in operating cash flow from both organic growth and acquisitions offset by:
• 1Q12:  Management Contract Buyout of $3.4 million;  payment of $7.3 million for Principal Incentive Plan
(plan period 10/10-12/11)
• 2Q12: payments of $13.0 million for legal settlement and other payments, expect to be reimbursed  for a significant portion in 2H12; and unfavorable timing differences in working capital
19